March 25, 2005



Securities and Exchange Commission
450 Fifth Street, N.W.
Judiciary Plaza
Washington, D.C.  20549


     Re:  Britton & Koontz Capital Corporation

Ladies and Gentlemen:

     Pursuant to Rule 14a-6(b), enclosed is the Proxy Statement of Britton & Koontz Capital Corporation. The Proxy Statement relates to the Company's Annual Meeting at which it is proposed to elect directors. No other business is proposed to be conducted.

     If you have any questions or comments concerning this material, please contact me at (601) 445-6684.


Yours sincerely,



/s/ William M. Salters
----------------------------
William M. Salters
Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant                        [X]
Filed by a Party other than the Registrant     [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of Commission Only as permitted by Rule 14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  Britton & Koontz Capital Corporation
----------------------------------------------------------------------------
            (Name of Registrant As Specified In Its Charter)

                                 N/A
----------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transactions applies:

            -----------------------------------------------------------------

     2)     Aggregate number of securities to which transaction applies:

            -----------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------------------

     4)     Proposed maximum aggregate value of transaction:

            -----------------------------------------------------------------

     5)     Total Fee paid:__________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)     Amount Previously Paid:__________________________________________

     2)     Form, Schedule or Registration Statement No:_____________________

     3)     Filing Party:____________________________________________________

     4)     Date Filed:______________________________________________________

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120


                                 March 25, 2005




Dear Fellow Shareholder:

         On behalf of the Board of Directors, we cordially invite you to attend the 2005 Annual Meeting of Shareholders of Britton & Koontz Capital Corporation. The Annual Meeting will be held beginning at 3:30 p.m., local time, on Tuesday, April 26, 2005, in the lobby of the Main Office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi. The formal notice of the Annual Meeting appears on the next page.

         Enclosed is our proxy statement for the 2005 Annual Meeting in which we seek your support for the election as directors of those nominees named in the enclosed proxy statement. This proxy statement and accompanying proxy card are first being distributed to our shareholders on or about March 25, 2005. Our annual report to shareholders for the fiscal year ended December 31, 2004 accompanies this proxy statement.

         We urge you to review the proxy statement carefully. Regardless of the number of shares you own, it is important that your shares be represented and voted at the meeting. Please take a moment now to sign, date and mail the enclosed proxy card in the postage prepaid envelope. Your Board of Directors recommends a vote "FOR" the election as directors of those nominees named in the enclosed proxy statement.

         We are gratified by our shareholders' continued interest in Britton & Koontz, and are pleased that in the past so many of you have voted your shares. We look forward to seeing you at the Annual Meeting.



/s/ W. Page Ogden                            /s/ Robert R. Punches
----------------------------------           -----------------------------------
W. Page Ogden                                Robert R. Punches
Chairman of the Board                        Vice Chairman of the Board
President, Chief Executive Officer

                      BRITTON & KOONTZ CAPITAL CORPORATION

                                 500 Main Street
                           Natchez, Mississippi 39120
                                   -----------

                    Notice of Annual Meeting of Shareholders
                      to be held on Tuesday, April 26, 2005
                                   -----------

         Notice is hereby given that the Annual Meeting of Shareholders of Britton & Koontz Capital Corporation will be held beginning at 3:30 p.m., local time, on Tuesday, April 26, 2005, in the lobby of the Main Office of Britton & Koontz Bank, N.A., 500 Main Street, Natchez, Mississippi. The Annual Meeting has been called for the following purposes:

1. to elect two Class III directors to serve until the expiration of their three-year term in 2008 or until their successors are elected and qualified; and

2. to transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on Monday, March 15, 2005, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         Your attention is directed to, and you are encouraged to carefully read, the proxy statement accompanying this Notice of Annual Meeting for a more complete description of the business to be presented and acted upon at the meeting.

         All shareholders are cordially invited to attend the meeting in person. Regardless of whether you plan to attend the meeting, however, please sign and date the enclosed proxy card and return it in the envelope provided as promptly as possible. A proxy may be revoked at any time before it is voted at the meeting.



                                             By Order of the Board of Directors



                                             /s/ Albert W. Metcalfe
                                             -----------------------------------
                                             Albert W. Metcalfe, Secretary

Natchez, Mississippi
March 25, 2005





                                TABLE OF CONTENTS

VOTING PROCEDURES.................................................................................................1
         Who is soliciting proxies from the shareholders?.........................................................1
         What will be voted on at the annual meeting?.............................................................1
         Who bears the cost of the proxy solicitation?............................................................1
         Who can vote at the annual meeting?......................................................................1
         How many votes must be present to hold the annual meeting?...............................................2
         What vote is required for approval of proposals at the annual meeting?...................................2
         How are directors elected?...............................................................................2
         How are votes cast?......................................................................................2
         How will the proxy be voted, and how are votes counted?..................................................2
         How are shares in the Company's ESOP voted?..............................................................3
         Can a proxy be revoked?..................................................................................3

BOARD OF DIRECTORS................................................................................................3
         How many directors serve on the Board and who are the current directors?.................................3
         Are the directors independent?...........................................................................4
         How are directors compensated?...........................................................................4
         Are directors and other officers indebted to the Bank?...................................................5
         What related party transactions involve the Board of Directors?..........................................5
         How many meetings did the Board hold during 2004?........................................................5

ELECTION OF DIRECTORS.............................................................................................5
         What are the voting procedures?..........................................................................5
         Election of Two Class III Directors......................................................................6

COMMITTEES OF THE BOARD OF DIRECTORS..............................................................................6
         Who serves on the Audit Committee and what are its responsibilities?.....................................6
         Who determines the level of executive compensation?......................................................7
         Who determines the nominees for election as directors of the Company?....................................7

STOCK OWNERSHIP...................................................................................................8
         Does any person own more than 5% of the Company's stock?.................................................8
         How much stock is beneficially owned by the directors and executive officers of the Company?.................................................................................9

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION....................................................................10
         Who are the executive officers of the Company?..........................................................10
         How does the Company compensate its executive officers?.................................................10
         Do executive officers receive equity compensation?......................................................11
         Does the Company have employment agreements?............................................................12
         Does the Company have any other benefits plans?.........................................................12

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS........................................................................12
         Who are the Company's auditors?.........................................................................12
         What fees were paid to the auditors in 2004?............................................................13

REPORT OF THE AUDIT COMMITTEE....................................................................................13

SHAREHOLDER PROPOSALS............................................................................................14

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................................................15

COMMUNICATION BETWEEN SHAREHOLDERS AND THE BOARD.................................................................15

OTHER MATTERS....................................................................................................15

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB.....................................................................15



                      BRITTON & KOONTZ CAPITAL CORPORATION
                               -------------------

                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD TUESDAY, APRIL 26, 2005


         This proxy statement is furnished to the shareholders of Britton & Koontz Capital Corporation in connection with the solicitation of proxies by the Board of Directors, for use at the 2005 Annual Meeting of Shareholders to be held at 3:30 p.m., local time, on Tuesday, April 26, 2005, at the principal offices of Britton & Koontz Bank, N.A. 500 Main Street, Natchez, Mississippi, as well as in connection with any adjournments or postponements of that meeting. In this proxy statement, Britton & Koontz Capital Corporation is referred to as "we," "our," "us," or "the Company," and Britton & Koontz Bank, N.A. is referred to as "the Bank."

                                VOTING PROCEDURES

Who is soliciting proxies from the shareholders?

         The Board of Directors of the Company is soliciting the enclosed proxy. The proxy provides you with the opportunity to vote on the proposals presented at the annual meeting, whether or not you attend the meeting.

What will be voted on at the annual meeting?

         The enclosed proxy provides the opportunity for you to vote on a proposal to elect two Class III directors to serve until the expiration of their respective three-year term, or until their successors are elected and qualified. You may vote for both nominees for election as directors, for one of the two nominees but not the other, or withhold your vote for both nominees.

         The proxy card also gives the proxy holders discretionary authority to vote the shares represented by the proxy on any matter, other than the proposal, that is properly presented for action at the annual meeting.

Who bears the cost of the proxy solicitation?

         We bear the cost of solicitation of proxies, including expenses incurred in connection with preparing and mailing the proxy statement. The initial solicitation will be by mail. We have retained American Stock Transfer & Trust Company to assist in the solicitation of proxies from brokers and nominees of shareholders for the annual meeting. The Company estimates that American Stock Transfer & Trust Company's fees will not exceed $1,000, plus out-of-pocket costs and expenses.

         Additionally, our directors, officers, and regular employees may solicit proxies by means of mail, telephone, the Internet or personal contact. A director, officer or employee of the Company will not receive any additional compensation for making such solicitation. We will also, in accordance with the regulations of the Securities and Exchange Commission, reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation material to such beneficial owners.

Who can vote at the annual meeting?

         Our Board of Directors has fixed the close of business on Tuesday, March 15, 2005, as the record date for our annual meeting. Only shareholders of record on that date are entitled to receive notice of and vote at the annual meeting. As of March 15, 2005, the Company's only outstanding class of securities was common stock, $2.50 par value per share. On that date, the Company had 12,000,000 shares authorized, of which 2,116,316 shares were issued.

How many votes must be present to hold the annual meeting?

         A "quorum" must be present to hold the Company's annual meeting. A majority of the votes entitled to be cast at the annual meeting constitutes a quorum. Your shares, once represented for any purpose at the annual meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if you abstain from voting with respect to any matter brought before the annual meeting.

What vote is required for approval of proposals at the annual meeting?

         For all proposals brought before the annual meeting, except the election of directors, each proposal is approved if the votes cast in favor of the proposal are greater than the votes cast opposing the proposal.

         Our shareholders are entitled to one vote for each share held, except that as to the proposal to elect directors, shareholders may cumulate their votes.

How are directors elected?

         At the annual meeting, you will consider a proposal to elect two Class III directors. Directors are elected by plurality vote; the candidates who receive the highest number of votes cast, up to the number of directors to be elected, are elected.

         The election of directors is subject to cumulative voting. Cumulative voting entitles you to give one nominee in a single class a number of votes equal to the number of directors in the class multiplied by the number of shares you hold or to distribute your total votes among all or several nominees in the class.

         For example: There are two nominees for Class III directors. If you own ten shares, you have 20 votes for Class III directors. You can elect to cast all votes for a single director, cast ten votes for both of the nominees or allocate your 20 votes among the two nominees in Class III.

The proxy card gives the proxy holders discretionary authority to cumulate votes to elect as many of the nominees for director as possible.

How are votes cast?

         You can vote either in person at the annual meeting (if you, rather than your broker, are the record holder of the stock) or by proxy, whether or not you attend the annual meeting. To vote by proxy, you must fill out the enclosed proxy card, date and sign it, and return it in the enclosed postage-paid envelope.

How will the proxy be voted, and how are votes counted?

         When your proxy card is returned, properly signed and dated, the shares represented by the proxy will be voted as you instructed on the card at the annual meeting, including any adjournments or postponements of the meeting. If your proxy card is signed, but no instructions are given, the shares represented by the proxy will be voted at the annual meeting and any adjournments or postponements as follows:

     o "FOR" the election of nominees R. Andrew Patty II and George R. Kurz as Class III directors.

Under Mississippi law, an abstention by a shareholder who is either present in person at the annual meeting or represented by proxy is not a vote "cast" and is counted neither "for" nor "against" the matter subject to the abstention.

         If you hold your shares in a broker's name (sometimes called "street name" or "nominee name"), you must provide voting instructions to your broker. If you do not provide instructions to your broker, the shares will not be voted on any matter on which your broker does not have discretionary authority to vote. A vote that is not cast for this reason is called a "broker non-vote." Broker non-votes will be treated as shares present for the purpose of determining whether a quorum is present at the meeting, but they will not be considered present for purposes of calculating the vote on a particular matter, nor will they be counted as a vote FOR or AGAINST a matter or as an abstention on the matter.

How are shares in the Company's ESOP voted?

         If you are an employee of the Company who participates in the Britton & Koontz Capital Corporation Employee Stock Ownership Plan (the "ESOP"), you can vote the number of shares of common stock allocated to you under the ESOP, determined as of the close of business on March 15, 2005. The trustee of the ESOP, the Bank, acts as a proxy and actually votes the shares. If you do not send instructions within the time required, your shares will not be voted.



Can a proxy be revoked?

         Yes. You can revoke your proxy at any time before it is voted by giving written notice to the secretary of the Company before the annual meeting or by granting a subsequent proxy. If you, rather than your broker, are a record holder of our stock, a proxy can also be revoked by appearing in person and voting at the annual meeting. Written notice of the revocation of a proxy should be delivered to the following address: Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

                               BOARD OF DIRECTORS

How many directors serve on the Board and who are the current directors?

         Effective as of the annual meeting, a total of nine directors serve on our Board. There are three classes of directors: four directors are in Class I, three directors are in Class II and two directors are in Class III. The following table provides certain information about the current directors of the Company, other than Albert W. Metcalfe. Mr. Metcalfe is a Class III director who will retire from the Board effective at the annual meeting because he has reached the mandatory retirement age for directors of the Company, which is age 72.


                                                 Director             Business Experience During
Name                                  Age         Since                   Past Five Years

A. J. Ferguson(1)                     70           1982       Mr. Ferguson is a self-employed certified
(Class I)                                                     petroleum geologist.  He also is a director and
                                                              Treasurer of Energy Drilling Co., an oil well
                                                              drilling company, and the Secretary of Highland
                                                              Corp., a land-lease company.

W. Page Ogden(1)                      58           1989       Mr. Ogden is the Chairman of the Board of
(Class I)                                                     Directors, President and Chief Executive Officer of
                                                              the Company and the Bank.

Bethany L. Overton                    67           1989       Mrs. Overton is the President of Lambdin-
(Class I)                                                     Bisland Realty Co., a real estate company.  Mrs.
                                                              Overton was previously a partner in Access Travel,
                                                              a  travel agency, and the Vice President of
                                                              Oilwell Acquisition Co., an oil operating and
                                                              production company from 1986 through 1996.

Robert R. Punches(1)                  55           1984       Mr. Punches is the Vice Chairman of the
(Class I)                                                     Company's Board and is a partner in the Natchez law
                                                              firm of Gwin, Lewis & Punches, LLP.  Mr. Punches is
                                                              also a partner/member of various timber management
                                                              companies.

W. W. Allen, Jr.(2)                   53           1988       Mr. Allen is President of Allen Petroleum
(Class II)                                                    Services, Inc., an oil and gas exploration and
                                                              petroleum land services company.  Mr. Allen is also
                                                              a partner in various timber management companies
                                                              and an officer in Dutch Ann Foods, Inc., a pie
                                                              shell and tart business.  Mr. Allen is also the
                                                              Chairman of the Natchez Adams County Development
                                                              Authority.

Craig A. Bradford, D.M.D.(2)          49           1988       Dr. Bradford is a dentist engaged primarily
(Class II)                                                    in pediatric dentistry.  He is also a partner in
                                                              various timber management companies and is an
                                                              officer of Mount Olive Farms, LLC, a firm that
                                                              raises and shows horses.

Vinod K. Thukral, Ph.D.(2)            60           2000       Dr. Thukral, now retired, was formerly a
(Class II)                                                    director of Louisiana Bancshares, Inc., and a
                                                              professor at Tulane University, both in the
                                                              Business Department and in the School of Public
                                                              Health.  He was also a director of Technology &
                                                              Business Solution International, a consulting
                                                              company.

R. Andrew Patty II                    39           2000       Since May, 2004, Mr. Patty has been a
(Class III)                                                   vice president of the Company.  He is also the
                                                              former Chairman of the Board of Louisiana
                                                              Bancshares, Inc., and is a patent attorney and a
                                                              member of Sieberth & Patty, LLC, a law firm in
                                                              Baton Rouge, Louisiana.  Mr. Patty is also a member
                                                              and co-manager of S&P Realty LLC, a real estate
                                                              company.

(1) Member of the executive committee.

(2) Member of the audit committee.

Are the directors independent?

          Our board has determined that A. J. Ferguson, Bethany L. Overton, Robert R. Punches, W. W. Allen, Jr., Craig A. Bradford, D.M.D., and Vinod K. Thukral, Ph.D. are "independent directors" as defined under Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules. This constitutes a majority of the members of our board. All of the continuing directors also presently serve on the Board of Directors of the Bank. There are no family relationships between any director, executive officer or person nominated to become a director.

How are directors compensated?

         During 2004, each director, including those directors employed by the Company and the Bank, received an annual retainer of $11,250 for service as a member of our Board. The Vice-Chairman of the Board, Mr. Punches, received an additional fee of $7,725 for his service, and the Secretary of the Board, Mr. Metcalfe, received an additional fee of $3,750 for his service. In addition to these amounts, each non-employee director serving on the Board's Executive and Audit Committees received a monthly fee in the amount of $125. The Bank also paid a quarterly fee in the amount of $125 for service on its Trust Committee, a monthly fee in the amount of $125 for service on its Asset and Liability Management Committee and a monthly fee in the amount of $500 for those months served on its Loan Committee.

Are directors and other officers indebted to the Bank?

         Certain of our directors and officers, businesses with which they are associated and members of their immediate families are customers of the Bank and had transactions with the Bank in the ordinary course of its business during the Bank's fiscal years ended December 31, 2004 and 2003. In the opinion of the Board of Directors, these transactions were made in the ordinary course of business and were made on substantially the same terms (including, in the case of loan transactions, interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. The Board believes that any loan transactions between the Bank and our directors and officers do not involve more than the normal risk of collectibility or present other unfavorable features.

What related party transactions involve the Board of Directors?

         Since 1998, the Company has funded Sumx, Inc. ("Sumx"), a Mississippi corporation established to provide electronic banking solutions for the financial industry. We invested $1 million during 1998 and $250,000 during 2001. During the second quarter of 2002, the Company's investment in and advances to Sumx in the approximate amount of $711,000 were written off due to the uncertainty of Sumx's future prospects and valuation. On December 31, 2004, we divested ourselves of the Company's equity interest in Sumx by selling our shares in Sumx to Sumx for $20,000. In connection with this sale, the Company and Sumx entered into a five-year non-exclusive license, permitting the Company and the Bank to use the Sumx Internet banking software at no charge. We also agreed to cancel and forgive all indebtedness, obligations and encumbrances of any kind to Sumx. Mr. Ogden, President and CEO of the Company and the Bank, served without compensation as a director and Secretary-Treasurer of Sumx until May, 2004.

         During 2004, the law firm of Gwin, Lewis & Punches, LLP, of which Mr. Robert Punches, a director, is a partner, provided legal services to the Company and the Bank. The Company expects that the firm will continue to represent the Company as general counsel in the future.

How many meetings did the Board hold during 2004?

         During the fiscal year ended December 31, 2004, the Board of Directors met 15 times. Each director attended at least 75% of the aggregate of all meetings held by the Board and the committees on which he or she served, with the exception of Mr. Thukral, who attended 67% of the meetings.

         The Board of Directors has no written policy as to its members' attendance at the annual meeting of shareholders; however, it is the practice of Board members to attend the annual shareholders' meetings. Last year, nine of the ten members of the Board attended the annual shareholders' meeting held on Tuesday, April 27, 2004, and we expect the entire Board to attend this year's meeting.

                              ELECTION OF DIRECTORS

What are the voting procedures?

         Shares represented by your properly signed and dated proxy card will be voted in accordance with your instructions on the card at the annual meeting. If your proxy card is signed, but instructions are not given, the proxy holders will vote your proxy for the listed nominees and they reserve the right to cumulate votes and distribute them among the nominees in their discretion. If for any reason one or more of the nominees is not available as a candidate for director, an event that the Board of Directors does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board. If shareholders attending the annual meeting cumulate their votes such that all of the nominees above cannot be elected, the proxy holders will cumulate votes to elect as many of the nominees listed above as possible.

         For the election of the two Class III directors, you are entitled to cast two votes for each share held, and you may cumulate your votes.

Election of Two Class III Directors

          The two Class III directors elected at our annual meeting will serve a three-year term, or until the 2008 annual meeting. The board has nominated R. Andrew Patty II and George R. Kurz for election as Class III directors. The following table provides certain information about George R. Kurz. Mr. Patty presently serves as a member of the Board of Directors; information about his age and experience is provided above.

                                                 Director             Business Experience During
Name                                  Age         Since                   Past Five Years

George R. Kurz                        50            N/A       Mr. Kurz is a principal of Kurz & Hebert, a
(Class III)                                                   company engaged in the sales, leasing and
                                                              management of real property, and a board member of
                                                              the Baton Rouge Chamber of Commerce.  Mr. Kurz is a
                                                              member of the Board of Directors of the Bank.

Mr. Kurz was recommended for election to the Board of Directors by Mr. Ogden, the Chairman of the Board and Chief Executive Officer of the Company.

The Company's Board of Directors unanimously recommends a vote "FOR" the election of R. Andrew Patty II and George R. Kurz as Class III directors to the Board of Directors.



                      COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors and the Bank have established various joint committees, including the executive committee, the audit committee, the trust investment committee, the asset/liability management committee, and the director's loan committee.

Who serves on the audit committee and what are its responsibilities?

         Messrs. Allen, Bradford, Metcalfe (Chairman), and Thukral are members of the audit committee. No members of the audit committee are employees of either the Company or the Bank. Each member of the audit committee is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and meets the criteria for independence under Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended.

         The Board has determined that none of the current members of the audit committee qualify as an "audit committee financial expert" as such term is defined under Securities and Exchange Commission regulations. Prior to the 2004 annual meeting, after its evaluation of current Board members, the Board of Directors undertook a search within our local markets to locate an individual who would satisfy both the Securities and Exchange Commission's criteria for financial experts and the Board's director qualifications and who was otherwise willing to serve on the Company's board. The Company's headquarter location outside of a major metropolitan area, among other factors, contributed to the Board's inability to find a suitable candidate. The Board intends in 2005 to continue its search to identify an individual willing to serve on the Board who meets the criteria for an audit committee financial expert and the Board's director qualifications.

         Under our Articles of Incorporation and Bylaws, the Board has the authority to fix the number of directors serving on the board, as long as the number is between five and twenty five members. Under our Articles of Incorporation, however, any vacancies created in the board can only be filled by an election occurring at an annual meeting of shareholders. Therefore, the Board will be unable to increase the size of the Board and appoint an individual qualifying as an audit committee financial expert to the Board, and subsequently the audit committee, prior to the 2006 annual meeting of shareholders.

         The Board of Directors adopted a written Audit Committee Charter that governs the operations of the audit committee, a copy of which was attached as Appendix A to our proxy statement for the 2004 Annual Meeting of Shareholders.

         During 2004, the audit committee held nine meetings.

Who determines the level of executive compensation?

         The Board has not established a compensation committee; the executive committee generally performs the functions of a compensation committee. Messrs. Ferguson, Metcalfe, Ogden and Punches (Chairman) are members of the executive committee. Messrs. Ferguson, Metcalfe and Punches are "independent directors" as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers Marketplace Rules. Among the other functions of the executive committee, this committee (i) makes recommendations about the compensation of our executive officers, (ii) reviews compensation plans relating to executive officers and directors, (iii) recommends specific benefits for executive officers under our compensation plans, and (iv) performs general reviews of our employee compensation policies. The full executive committee, including those members who also serve as executive officers of the Company and the Bank, makes recommendations to the Board regarding salaries for and other compensation (including grants of stock options) to executive officers; employee-directors do not, however, participate in the actual Board deliberations or determinations regarding salaries for and other compensation to executive officers.

         During 2004, the executive committee held 11 meetings.

Who determines the nominees for election as directors of the Company?

         The Board has not established a nominating committee; instead, the entire Board performs this function. The Board does not believe that a separate nominating committee is necessary because a majority of its directors are "independent directors," as that term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules. The entire Board, in assessing potential new directors, specifically looks at the candidate's qualifications in light of the needs of the Board and the Company at that time, given the then-current mix of director attributes. Any potential director must possess certain minimum qualifications, qualities and skills that are necessary for election as a director. First, a candidate must meet the eligibility requirements set forth in our bylaws. The other criteria the Board has utilized in the past to assess a candidate for director include:

o The "independence" of the candidate under Rule 10A-3 promulgated the Securities Exchange Act of 1934, as amended, and under Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules;

o         Significant   business   experience  in  banking,   or  in  marketing,
          financial, legal, accounting or other professional disciplines;

o         Familiarity with and participation in the local community;

o         Prominence and a highly-respected reputation in their profession;

o         A global business and social perspective;

o A proven record of honest and ethical conduct, personal integrity and independent judgment;

o         The ability to represent the interests of our shareholders; and

o Sufficient time available to devote to Board activities and to enhance their knowledge of our industry.

         The approval of a majority of the independent directors of the Board is necessary for the candidate to be selected as a nominee for election to the Board. Nominees for election to the Board of Directors are proposed to the Board from various sources, including management and members of the Board of Directors. The Board will also consider candidates recommended by shareholders who own at least 1% of our outstanding common stock or $1,000 in market value of shares of our common stock, have held such shares for at least one year and shall continue to own such shares through the date of the shareholder meeting in which the candidate recommended would be, if nominated by the Board, included in the proxy materials for that year's annual meeting. Such recommendations should be made in writing and delivered to us at the following address: Secretary, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.

         Recommendations for director candidates for the 2006 Annual Meeting of Shareholders must be received by the Secretary no later than November 25, 2005. The shareholder's notice must set forth as to each nominee:

o         The name, age, business address and residence address of such nominee;

o         The principal occupation or employment of such nominee;

o The class and number of shares of our stock which are beneficially owned by such nominee;

o Any other information relating to such nominee that may be required under federal securities laws to be disclosed in solicitations of proxies for the election of directors; and

o The nominee's written consent to be nominated as a director and to serve if elected.

The shareholders' notice must also set forth the name and address of the nominating shareholder and the class and amount of such shareholder's beneficial ownership of our stock, including evidence to support the shareholders' ownership of such shares. The Board may choose not to consider an unsolicited recommendation if no vacancy exists on the Board and the Board does not perceive a need to increase the size of the Board. In addition, the Board only considers shareholder-recommended candidates who meet the eligibility requirements for directors set forth in our bylaws. The Board utilizes the same criteria to evaluate shareholder-recommended candidates as it uses to evaluate any other candidate.

                                 STOCK OWNERSHIP

Does any person own more than 5% of the Company's common stock?

         The following table sets forth, as of March 15, 2005, the number of shares of our common stock beneficially owned by Hot Creek Investors, L.P., which is, to our knowledge, the only beneficial owner of more than 5% of our outstanding common stock, as determined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended, other than the Company's ESOP.

                                                                Number of Shares
                                                                  Beneficially              Percentage
Name and Address                                                     Owned                 Ownership(1)
-------------------------                                       ----------------           ------------
Hot Creek Investors, L.P.(2)                                       135,700                     6.4%
      6900 South McCarran Blvd., Suite 3040
      Reno, Nevada 89509

Britton & Koontz Capital Corporation Employee                      210,407                     9.9%
      Stock Ownership Plan (3)
      500 Main Street
      Natchez, Mississippi 39120
--------------

(1) Based upon 2,116,316 shares of Company common stock outstanding as of March 15, 2005.

(2) Information is based on a Schedule 13G/A jointly filed by Hot Creek Investors, L.P. ("HC-LP"), Hot Creek Capital, L.L.C. ("HC-GP") and David M. W. Harvey ("Harvey") on February 7, 2005 with the Securities and Exchange Commission. HC-LP holds the shares of the Company's common stock. HC-GP is the General Partner of HC-LP, and Harvey is the principal member of HC-GP. In these capacities, HC-GP and Harvey exercise shared dispositive and shared voting power with respect to shares held by HC-LP. HC-GP and Harvey expressly disclaim direct and beneficial ownership of the shares of the Company's common stock and disclaim the existence of a group.

(3) The Bank, as trustee, holds the shares in the ESOP. All of the shares held in the ESOP are allocated to individual participant accounts. Participants have voting rights for shares allocated to their accounts and benefits are distributed according to plan terms. The trustee votes the shares in accordance with instructions received from the participants. The trustee may vote shares for which no voting instructions have been timely received from participants.

How much stock is beneficially owned by the directors and executive officers of the Company?

         The following table sets forth, as of March 15, 2005, the number of shares of our common stock beneficially owned by (i) all directors and nominees for director, (ii) our chief executive officer and all other executive officers whose total annual salary and bonus exceed $100,000, and (iii) all directors and executive officers as a group. Unless otherwise noted, the named persons have sole voting and investment power with respect to the shares indicated (subject to any applicable community property laws). The address of each director and executive officer is the address of our executive offices.

                                                              Number of Shares
                                                                  Beneficially              Percentage
                                                                    Owned(1)               Ownership(2)
                                                              ----------------             ------------
Directors and Nominees
W. W. Allen, Jr.(3)...................................................4,184                        *
Craig A. Bradford, D.M.D.(4).........................................21,312                      1.0%
A. J. Ferguson.......................................................12,180                        *
George R. Kurz........................................................3,500                        *
Albert W. Metcalfe(5)................................................74,400                      3.5%
Bethany L. Overton....................................................3,188                        *
R. Andrew Patty.......................................................9,486                        *
Robert R. Punches.....................................................9,984                        *
Vinod K. Thukral, Ph.D.(6)...........................................44,274                      2.1%

Named Executive Officers
W. Page Ogden(7).....................................................55,363                      2.6%

Directors and executive officers as a group
  (11 persons)(8)(9).................................................241,077                     11.4%

* Less than one percent.

(1)......Includes  shares  as to which  such  person,  directly  or  indirectly, through any contract, arrangement, understanding, relationship, or otherwise has beneficial ownership, the right to acquire beneficial ownership within 60 days of March 15, 2005, or shares voting power and/or investment power as these terms are defined in Rule 13d-3(a) of the Securities Exchange Act of 1934, as amended. Also includes shares allocated to participant accounts under the ESOP, with respect to which each individual has voting power.

(2).....Based  upon 2,116,316  shares of Company common stock outstanding as  of
March 15, 2005.

(3).....Includes  20 shares  held  by Mr. Allen as custodian for his son, and 20 shares owned by his wife, of which he disclaims beneficial ownership.

(4).....Includes 2,901 shares owned by his wife of which he disclaims beneficial ownership.

(5).....Includes  12,316  shares  owned  by  Mr.  Metcalfe's  wife,  of which he disclaims beneficial ownership, and 8,160 shares owned by Jordan Auto Company, Inc., of which Mr. Metcalfe is President.

(6).....Includes  15,810  shares  held  by  Thukral Holdings, LLC over which Dr.
Thukral has sole voting power.

(7).....Also  a  director of the Company.  Includes  7,700 shares that Mr. Ogden may acquire pursuant to currently exercisable stock options, 6,365 shares held in an IRA and 16,717 shares which have been allocated to Mr. Ogden's account in the ESOP.

(8).....Where  shares of common  stock  are deemed to be  beneficially  owned by more than one director and/or executive officer, they are included only once in the total number of shares beneficially owned by all directors and executive officers as a group.

(9)  ....Does  not include  ESOP  shares that may be voted by the ESOP  trustee,
Britton & Koontz Bank, N.A., for which no voting instructions have been timely received from ESOP participants.

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

Who are the executive officers of the Company?

         W. Page Ogden is the sole executive officer of the Company, although William M. Salters, an executive officer of the Bank, performs functions similar to those of a chief financial officer for the Company. The following table sets forth certain information with respect to Mr. Ogden and Mr. Salters.

                    Officer
Name                 Since    Age   Position with the Company
-------------       -------   ---   ---------------------------

W. Page Ogden        1988      58   Chairman, President, Chief Executive Officer
                                     and Director of the Company and the Bank.

William M. Salters   2004      49   Chief Financial Officer of the Bank.


The following is a brief summary of the business experience of Mr. Ogden and Mr. Salters:

         W. Page Ogden has served as President and Chief Executive Officer of the Company and the Bank since May of 1989 and Chairman since April of 2002. He joined the Bank in February of 1988 and served as the Bank's Senior Vice President and Senior Lending Officer until he assumed his current positions. Mr. Ogden previously served as Vice President of Premier Bank, N.A. of Baton Rouge, Louisiana. Mr. Ogden was employed by Premier Bank in various capacities, including trust, commercial lending, credit policy and administration for thirteen years prior to joining the Bank.

         William M. Salters has served as Chief Financial Officer of the Bank since April, 2004. He joined the Bank in July of 1993 when the Company acquired Natchez First Federal Savings Bank. Since then he has served as the Bank's Vice President in charge of credit administration and Senior Vice President and Controller in charge of financial and regulatory reporting. Mr. Salters was previously employed by Natchez First Federal Savings Bank where he served as Vice President and Treasurer in charge of various areas including accounting, loan servicing and teller administration.

How does the Company compensate its executive officers?

         The following Summary Compensation Table describes the compensation earned or paid to our chief executive officer and other named executive officers for services they rendered for the three fiscal years ended December 31, 2004.

                           Summary Compensation Table
                                                                                         Long-Term
                                                  Annual Compensation                   Compensation
                                       -----------------------------------------       -------------
                                                                                         Securities
Name and Principal                                                 Other Annual          Underlying          All Other
Position                    Year        Salary       Bonus       Compensation(1)         Options (#)       Compensation
-----------                 -----     ---------    --------      ---------------       -------------      --------------
W. Page Ogden                2004      $160,000     $35,000           $7,200                 0              $ 32,189(4)
  President and Chief        2003      $160,000     $35,000           $7,200                                  34,216
  Executive Officer          2002      $160,000     $35,000           $7,200                                  31,222

Bazile R. Lanneau, Jr.(2)    2004      $ 58,500(3)  $20,000           $6,600                 0              $178,182(5)
  Vice President             2003      $117,000     $20,000           $7,200                                  21,843
                             2002      $117,000     $20,000           $7,200                                  20.923
---------------

(1) Represents the amount of director fees received during the year.

(2) Mr. Lanneau resigned his position as Vice President of the Company effective June 14, 2004, and as director of the Company effective November 11, 2004.

(3) Includes compensation payable through June 30, 2004.

(4) For 2004, includes Company accruals in the amount of $19,052 in connection with the Salary Continuation Plan, the payment of which is subject to certain future contingencies, Company contributions to the ESOP of $4,725 and to the 401(k) plan of $4,063 and Company paid life insurance premiums in the amount of $4,349.

(5) In connection with his resignation, Mr. Lanneau executed a Separation Agreement pursuant to which the Company made payments to, and paid benefits for, Mr. Lanneau in the aggregate amount of $174,607 in 2004. Also includes Company paid life insurance premiums in the amount of $3,575 in 2004.

Do executive officers receive equity compensation?

         Yes. The Company maintains a stock option plan, the Britton & Koontz Capital Corporation Long-Term Incentive Plan. An aggregate of 160,000 shares of common stock has been reserved for issuance under the plan. As of December 31, 2004, options to purchase 35,000 shares were outstanding. There were no stock option grants to the named executive officers during 2004.

         The following table provides information about the unexercised options held by the named executive officers on December 31, 2004. No options were exercised by these persons during 2004.

                       Aggregate Option Exercises In 2004
                           and Year-End Option Values


                            Number of                   Number of Securities Underlying
                              Shares                       Unexercised Options at           Value of Unexercised In-The-Money
                           Acquired on       Value               December 31, 2004             Options at December 31, 2004(1)
Name                        Exercise      Realized      -------------------------------      ---------------------------------
------                     -----------     --------     Exercisable       Unexercisable      Exercisable      Unexercisable
                                                        -----------       -------------      ------------     ----------------
Mr. Ogden                       0             $0           7,700              2,300              $0                 $0
Mr. Lanneau, Jr.(2)             0             $0             0                  0                $0                 $0

(1) Based upon the closing sales price of the Company's common stock as of December 31, 2004 of $18.25 per share.

(2) Pursuant to his resignation, the stock options held by Mr. Lanneau, Jr. were forfeited.

Does the Company have employment agreements?

         We entered into an employment agreement with W. Page Ogden. The base term of the employment agreement expires on December 31, 2005, and the agreement provides for successive one-year terms thereafter, expiring each year on December 31st. The agreement automatically renews, unless notice is given 90 days prior to the expiration of each term by either of the respective parties. We can terminate the employment agreement, and Mr. Ogden's employment thereunder, with or without cause. If termination is on account of cause (including a breach of fiduciary duty or other similar types of misconduct), Mr. Ogden will not receive any severance pay. If we terminate Mr. Ogden's employment without cause, we are required to pay Mr. Ogden a lump sum equal to the greater of $80,000 or six months of his then current salary. As of the date of this proxy statement, the amount of this payment would be $80,000. Mr. Ogden has the use of an automobile; we also pay country club, professional, and civic organization dues on behalf of Mr. Ogden. Mr. Ogden is entitled to all of the benefits that are available to other employees of the Company and the Bank, such as health and disability insurance.

Does the Company have any other benefits plans?

         Yes. We have an ESOP and a 401(k) plan. In addition, effective September 26, 1994, we entered into a Salary Continuation Agreement with Mr. Ogden. This agreement provides for the payment of normal and early retirement benefits and provides that in the event there is a "change of control" (as defined in the agreement) of the Company and Mr. Ogden's employment with the Company is terminated within 36 months of the change of control, then Mr. Ogden will be paid the greater of (a) a lump sum cash payment ($250,000) or (b) the total balance in his retirement account.

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Who are the Company's auditors?

         The Company's consolidated financial statements for the year ended December 31, 2004 were audited by the firm of Hannis T. Bourgeois, LLP. A representative of Hannis T. Bourgeois, LLP is expected to be present at the annual meeting. If present, the representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. The audit committee has selected Hannis T. Bourgeois, LLP as its independent registered public accountants for the fiscal year ended December 31, 2005.

         On March 18, 2003, May & Company, Inc. notified us that May & Company would decline to stand for re-election as our certifying accountant for the fiscal year ending December 31, 2003 because May & Company intended to discontinue auditing publicly traded companies. In addition, on April 15, 2003, our audit committee approved the engagement of Hannis T. Bourgeois as our certifying accountant for the fiscal year ending December 31, 2003. The report of May & Company on our financial statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 2002 and through March 18, 2003, we had no disagreements with May & Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of May & Company, would have caused it to make reference thereto in its report on our consolidated financial statements for such year.

         We disclosed the above information in a Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2003. We filed as an exhibit to the Form 8-K a letter from May & Company in which May & Company agreed to the disclosure in the Form 8-K.

What fees were paid to the auditors in 2004?

         Fees billed by Hannis T. Bourgeois, LLP for professional services rendered for the fiscal year ending December 31, 2004 and 2003, and fees billed by May & Company, Inc. for professional services rendered for fiscal year end 2003 are shown below.


                               Hannis T. Bourgeois, LLP       Hannis T. Bourgeois, LLP        May & Company, Inc.
                                         2004                        2003                           2003
                               ------------------------       ------------------------        -------------------
Audit Fees (1)                          $44,900                     $27,000                        $29,000
Audit-Related Fees (2)                    6,645                         600                            850
Tax Fees (3)                                  0                           0                              0
All Other Fees                            2,145                         581                            555
                                        -------                     -------                        -------
  Total                                 $53,690                     $28,181                        $30,405
                                        =======                     =======                        =======


(1) "Audit Fees" include amounts paid for the audit of our annual financial statements and review of the financial statements included in our Forms 10-QSB and other regulatory filings.

(2) "Audit-Related Fees" consist of fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. This category includes fees related to the audit and attest services not required by statute or regulations, due diligence related to mergers, acquisitions and investments, employee benefit plan audits and consultations concerning financial accounting and reporting standards.

(3) "Tax Fees" consists of amounts paid for tax compliance, advice and planning, which include the preparation and filing of required federal and state income and other tax forms.

         In accordance with the procedures set forth in its charter, the audit committee pre-approves all auditing services and permitted non-audit services (including fees and terms of those services) to be performed for the Company by its independent registered public accountant prior to the engagement of the independent registered public accountant with respect to such services, subject to the de minimus exceptions for non-audit services permitted by the Securities Exchange Act of 1934, as amended, which are approved by the audit committee prior to the completion of the audit. For fiscal years 2004 and 2003, none of the fees listed under Audit-Related Fees or Tax Fees were covered by the de minimus exception for non-audit services permitted by the Securities Exchange Act of 1934, as amended. The audit committee has considered whether the provision of services by Hannis T. Bourgeois, LLP for Company other than audit services is compatible with maintaining Hannis T. Bourgeois, LLP's independence, and has concluded that it is compatible.

                          REPORT OF THE AUDIT COMMITTEE

         The information provided in this section shall not be deemed to be proxy "soliciting material" or to be "filed" with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Securities and Exchange Act of 1934, as amended, other than as provided in Item 7(d)(3)(v) of Regulation 14A-101. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

         Management has the responsibility of preparing our financial statements and Hannis T. Bourgeois, LLP, our independent auditors, has the responsibility for the audit of those statements. The audit committee oversees our financial reporting process on behalf of the Board of Directors. The audit committee has sole authority to select, evaluate, appoint and replace the independent auditor. The audit committee's other duties and responsibilities include assisting the Board relating to:

o Monitoring the integrity of our financial statements and financial reporting process and our systems of internal accounting and financial controls;

o         The performance of the internal audit function;

o         The  annual  independent  audit  of  our  financial  statements,   the
          engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance;

o Our compliance with legal and regulatory requirements, including our disclosure controls and procedures; and

o The fulfillment of the other responsibilities set out in the audit committee charter.

         The audit committee, in fulfilling its oversight responsibilities, reviewed and discussed our audited financial statements for the year ended December 31, 2004 with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of
significant  judgments,   and  the  clarity  of  disclosures  in  the  financial
statements.

         The audit committee held nine (9) meetings during 2004. The meetings were designed to facilitate and encourage private communication between the audit committee, our internal auditors and the independent auditors. The audit committee discussed with our internal auditors and the independent auditors the overall scope and plan of their respective audits. The audit committee met with the internal auditors and the independent auditors, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.

         During these meetings, the audit committee reviewed and discussed the audited financial statements with management of the Company and the independent auditors. The audit committee reviewed with the independent auditors their judgments as to the quality, not just the acceptability, of our accounting principals and such other matters as are required to be discussed with the audit committee under generally accepted auditing standards, including, without limitation, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received the written disclosures and letter regarding independence from the independent auditors as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), has discussed this information regarding Hannis T. Bourgeois, LLP's independence with Hannis
T. Bourgeois, LLP, and has considered the compatibility of non-audit services with the independence of Hannis T. Bourgeois, LLP.

         Based upon the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.



Audit committee:

                  Albert W. Metcalfe, Chairman
                  W. W. Allen, Jr.
                  Craig A. Bradford, D.M.D.
                  Vinod K. Thukral, Ph.D.

March 15, 2004

                              SHAREHOLDER PROPOSALS

         At the annual meeting each year, the Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting. Our shareholders may also submit proposals for inclusion in the proxy material. Proposals of shareholders intended to be presented at the 2006 Annual Meeting of Shareholders and included in the proxy materials pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by W. Page Ogden, President, at 500 Main Street, Natchez, Mississippi 39120, no later than November 25, 2005, in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting. Proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, intended to be presented at the 2006 Annual Meeting of Shareholders must be received by W. Page Ogden at the above address no later than February 8, 2006.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, our directors, executives officers, and any person beneficially owning more than ten percent of our common stock are required to report their initial ownership of our common stock and any subsequent changes in that ownership to the Securities and Exchange Commission.

         Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during fiscal year 2004, and any Form 5 and amendments thereto furnished to us with respect to fiscal year 2004, and certain written representations made by our directors, officers and ten percent beneficial owners, we believe that during fiscal 2004, its officers, directors and ten percent beneficial owners complied with all applicable Section 16(a) filing requirements.



                COMMUNICATION BETWEEN SHAREHOLDERS AND THE BOARD

         The Board has not adopted a formal procedure that shareholders must follow to send communications to it. However, we have an unwritten "open door" policy for our customers and shareholders. The Board does receive communications from shareholders, from time to time, and addresses those communications as appropriate. Shareholders can send communication to the Board by contacting any officer of the Company, our general counsel, Robert R. Punches, or our President, W. Page Ogden, in any one of the following ways:


o In writing, to Britton & Koontz Capital Corporation, ATTN: W. Page Ogden, 500 Main Street, Natchez, Mississippi 39120; o By e-mail, at corporate@bkbank.com; o By phone, at (601) 445-5576 or facsimile, at
          (601) 445-2481.

         Mr. Ogden will forward written and e-mail correspondence to the appropriate addressee. If a shareholder requests information or asks questions that can more efficiently be answered by management, management will respond without the Board of Directors. Any shareholder communication concerning employee fraud or accounting matters will be forwarded to the audit committee. Any communication relating to corporate governance or requiring action by the Board will be forwarded to the full Board.

                                  OTHER MATTERS

         We are not aware of any other matters to be brought before the annual meeting. However, if any other matters are properly brought before the annual meeting, the persons named in the enclosed proxy form will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         The annual report to shareholders accompanies this proxy statement. However, the annual report to shareholders does not form any part of the material for the solicitation of proxies.

         Upon the written request of any record holder or beneficial owner of shares entitled to vote at the annual meeting, we will provide without charge a copy of the Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission. Requests should be mailed to Ms. Cliffie Anderson, Investor Relations, Britton & Koontz Capital Corporation, 500 Main Street, Natchez, Mississippi 39120.



                                           By Order of the Board of Directors

                                           /s/ W. Page Ogden
                                           -------------------------------------
                                           W. Page Ogden
                                           President and Chief Executive Officer

PROXY                                                                      PROXY

                      BRITTON & KOONTZ CAPITAL CORPORATION
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2005

          The undersigned hereby appoints W. J. Feltus III, C. H. Kaiser, Jr. and A. Duncan McFarlane, or any one of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote, as designated on the reverse side, all shares of Common Stock of Britton & Koontz Capital Corporation held of record by the undersigned on March 15, 2005, at the annual meeting of shareholders to be held on April 26, 2005, or any adjournment(s) thereof (the "Annual Meeting"). This proxy also entitles the designated proxy holders to cumulate the undersigned's votes in the election of directors at the Annual Meeting. I acknowledge receipt of the accompanying Notice of Annual Meeting and Proxy Statement.


                  (Continued and to be signed on reverse side)


     Please date, sign and mail your proxy card in the envelope provided as soon as possible.


Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here. :


(1)      TO ELECT TWO CLASS III DIRECTORS

         ____  FOR ALL NOMINEES
         ____  WITHHOLD AUTHORITY FOR ALL NOMINEES
         ____  FOR ALL EXCEPT (See instructions below)

                           NOMINEES:

                           o    R. Andrew Patty II        _____
                           o    George R. Kurz            _____

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O

If you desire to cumulate your votes, please do so in the blanks following each name. Cumulative voting is described in the section of the proxy statement entitled "Voting Procedures."

(2) IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

The Board of Directors recommends that you vote "FOR" the nominees listed at left.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, your shares will be voted FOR some or all of the nominees listed at left. The proxy holders designated on the reverse side will vote in their discretion on any other matter that may properly come before the Annual Meeting.

PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED AS SOON AS POSSIBLE.


--------------------------------------         Date:___________
Signature of Shareholder

--------------------------------------         Date:___________
Signature of Shareholder


NOTE: Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in the full corporation name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person(s).